                                  EXHIBIT 99.1

SELECTED CONSOLIDATED FINANCIAL DATA.

      On March 29, 2004, the new British Columbia Business Corporations Act came into force, which allows the Company to prepare its financial statements either under Canadian or U.S. GAAP. The Company elected to prepare financial statements under U.S. GAAP commencing April 1, 2004. Prior to April 1, 2004, the Company's consolidated financial statements were prepared under Canadian GAAP. The consolidated financial statements for all periods presented in this Form 8-K have been converted to U.S. GAAP. U.S. GAAP conforms, in all material respects, with Canadian GAAP, except as described in the notes to the financial statements (specifically, note 20 of the notes to consolidated financial statements beginning on page F-27).

      The Selected Consolidated Financial Data below includes the results of Artisan from the acquisition date of December 16, 2004 onwards. Due to the acquisition, the Company's results of operations for the year ended March 31, 2004 and financial position as at March 31, 2004 are not directly comparable to prior reporting periods.

                                                                                              YEAR ENDED MARCH 31,
                                                                         ----------------------------------------------------------
                                                                            2004        2003        2002        2001        2000
                                                                         ----------  ----------  ----------  ----------  ----------
                                                                            (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
Revenues...............................................................  $  375,910  $  264,914  $  234,770  $  187,650  $  184,362
Expenses:
  Direct operating.....................................................     181,298     133,922     133,051     105,057     152,064
  Distribution and marketing...........................................     207,045      87,403      73,763      34,426          --
  General and administration...........................................      42,826      29,267      32,034      25,073      21,335
  Severance and relocation costs.......................................       5,575          --          --       1,145       1,154
  Write-down of other assets...........................................      11,686          --          --          --          --
  Depreciation.........................................................       3,198       1,846       1,492       4,027       3,171
                                                                         ----------  ----------  ----------  ----------  ----------
   Total expenses......................................................     451,628     252,438     240,340     169,728     177,724
                                                                         ----------  ----------  ----------  ----------  ----------
Operating Income (Loss)................................................     (75,718)     12,476      (5,570)     17,922       6,638
                                                                         ----------  ----------  ----------  ----------  ----------
Other Expenses (Income):
  Interest.............................................................      14,042       8,934       8,435       7,716       3,171
  Interest rate swaps mark-to-market...................................        (206)      3,163          --          --          --
  Other expenses.......................................................          --          --       1,351          --          --
  Minority interests...................................................          --          --          91         586         889
                                                                         ----------  ----------  ----------  ----------  ----------
   Total other expenses, net...........................................      13,836      12,097       9,877       8,302       4,060
                                                                         ----------  ----------  ----------  ----------  ----------
Income (Loss) Before Items Related to Equity Method Investees and
  Income Taxes.........................................................     (89,554)        379     (15,447)      9,620       2,578
Write-down  of equity interests........................................          --          --      24,052          --          --
Gain on dilution of equity interests...................................          --          --      (2,186)         --          --
Gain on sale of equity interests.......................................          --      (2,131)         --          --          --
Other equity interests.................................................       2,169       2,112       6,019       5,765       2,616
                                                                         ----------  ----------  ----------  ----------  ----------
Income (Loss) Before Income Taxes......................................     (91,723)        398     (43,332)      3,855         (38)
Income tax provision (benefit).........................................         373       1,821         (61)     (2,189)      1,666
                                                                         ----------  ----------  ----------  ----------- ----------
Net Income (Loss) before Accounting Change.............................     (92,096)     (1,423)    (43,271)      6,044      (1,704)
Cumulative effect of accounting change, net of income taxes ...........          --          --          --     (40,667)         --
                                                                         ----------  ----------  ----------  ----------  ----------
Net Loss ..............................................................     (92,096)     (1,423)    (43,271)    (34,623)     (1,704)
Modification of warrants...............................................      (2,031)         --          --          --          --
Dividends on Series A preferred shares.................................        (387)     (1,584)     (1,592)     (1,660)       (402)
Accretion and amortization on Series A preferred shares................        (643)     (1,383)     (1,323)     (1,072)       (308)
                                                                         ----------  ----------  ----------  ----------  ----------
Net Loss Available to Common Shareholders..............................  $  (95,157) $   (4,390) $  (46,186) $  (37,355) $   (2,414)
                                                                         ==========  ==========  ==========  ==========  ==========
Basic and Diluted Loss Per Common Share................................  $    (1.35) $    (0.10) $    (1.08) $    (1.03) $    (0.08)
Weighted average number of shares used in the computation of loss per
  share................................................................      70,656      43,232      42,753      36,196      30,665

IN ACCORDANCE WITH CANADIAN GAAP:
  Revenues.............................................................  $  384,891  $  293,073  $  270,255  $  187,650  $  184,361
  Net Income (Loss)....................................................  $  (94,172) $    1,126  $  (46,959) $    5,803  $   (3,597)
  Basic and Diluted Income (Loss) Per Common Share.....................  $    (1.35) $    (0.06) $    (1.18) $     0.06  $    (0.15)

OTHER DATA:
Cash flow provided by (used in) operating activities...................    (116,411)     17,490     (41,738)    (17,916)    (28,989)
Cash flow provided by (used in) financing activities...................     267,171     (22,848)     40,188      38,329      29,056
Cash flow provided by (used in) investing activities...................    (149,730)      4,840       2,624     (29,688)     (4,349)

BALANCE SHEET DATA (AT END OF PERIOD):
Cash and cash equivalents..............................................       7,089       6,851       6,510       6,652      13,304
Investment in films and television programs............................     406,170     177,689     155,591     142,178      88,571
Total assets...........................................................     762,683     340,691     337,791     366,040     271,036
Bank loans.............................................................     326,174     125,345     139,857     101,354       9,615
Total liabilities......................................................     693,074     269,028     263,125     245,357     134,924
Redeemable preferred shares............................................          --      28,031      26,928      26,879      26,108
Shareholders' equity...................................................      69,609      43,632      47,738      93,804     110,004

                                        2